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                                                                    EXHIBIT 10.6



                                    LEASE SUMMARY


TITLE OF LEASE:             Building Lease Agreement

DATE OF LEASE:              June 5, 1998

LESSOR:                     Industrial and Commercial Bank of China - Chongqing
                            Branch

LESSEE:                     Beijing Brighton Staq Electronic System

PROPERTY OR SUITE LEASED:   Chongqing Industrial and Commercial Bank of China
                            Building
                            29th Floor
                            Chongqing, China

TERM:                       June 15, 1998 - June 15, 2001

TERMINATION RIGHTS:         1 month written notice by either party

RENT:                       Rmb 36,000/quarter (U.S. $4,500/quarter)

GOVERNING JURISDICTION:     China